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                                   EXHIBIT 4
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                               SENTRY FUND, INC.

              Incorporated Under the Laws of the State of Maryland





 [                                ]                   CUSIP  817300-10-6

                                                      CERTIFICATE NO.

                                                      NO. OF SHARES

 [                                ]                   DATE


This is to certify that the above-named shareholder is the owner of the indicated number of fully-paid and non-assessable shares, of the par value of one dollar ($1.00) each, of the capital stock of Sentry Fund, Inc. transferable on the books of the corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the transfer agent.

Witness the facsimile seal of the corporation and the facsimile signatures of its duly authorized officers.



                                    COUNTERSIGNED:
                                    SENTRY EQUITY SERVICES, INC. TRANSFER AGENT

                                    BY:_______________________________________
   SECRETARY         PRESIDENT                    AUTHORIZED SIGNATURE



                                  CERTIFICATE
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                          EXPLANATION OF ABBREVIATIONS


The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

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
TEN COM  As tenants in common                   UNIF GIFT MIN ACT -

TEN ENT  As tenants by the entireties
                                                _______________________________CUSTODIAN__________________________________
JT TEN   As joint tenants with right of              (CUSTODIAN)                                  (MINOR)
         survivorship and not as tenants
         in common

ADDITIONAL ABBREVIATIONS MAY ALSO BE
USED THOUGH NOT IN THE ABOVE LIST.              UNDER UNIFORM GIFTS TO MIN ACT  ___________________________________________
                                                                                                  (STATE)


                                                   REDEMPTION OR ASSIGNMENT FORM
                                  THE UNDERSIGNED TENDERS THIS CERTIFICATE TO THE CORPORATION ---


*A. For the redemption, in accordance with the corporation's charter, of ________________ shares of the corporation's capital stock represented by this certificate.

*B. And, for value received hereby sells, assigns, and transfers unto

_______________________________________________________________________     Insert social security or other identifying number of
                (Full Name of Assignee)                                     person to who the certificate is being assigned.

_______________________________________________________________________
                      (Address)
_______________________________________________________________________     _____________________________________________________
   (City)              (State)                             (Zip)

___________________________________         shares of the stock represented by this certificate and hereby irrevocably constitutes and appoints

________________________________________________          attorney to transfer the same on the books of the corporation, with full
substitution in the premises.                             power of substitution in the
premises.

* If redemption, fill in paragraph A and cross out paragraph B.               SIGNATURE(S)
  If assignment, fill in paragraph B and cross out paragraph A.
  If some shares are to be redeemed and other assigned, fill in both          _____________________________________________________
  paragraphs.
                                                                              _____________________________________________________

CHECK ONE IF APPLICABLE                                                       _____________________________________________________
                                                                                                   STREET
/ / A new certificate is to be issued to the undersigned for any              _____________________________________________________
    balance of shares represented by the certificate and not being                CITY              STATE                 ZIP
    tendered for redemption or assignment.

/ / Place the balance of shares in uncertified status on my                   NOTICE:  The signatures(s) to this form must
    account                                                                   correspond with the name as written upon the face of
                                                                              the certificate in every particular, without or
                                                                              enlargement, or any change whatever.


                                                                                              Signatures(s) Guaranteed By:

                                                                              _____________________________________________________
                                                                                                  Bank or Firm

                FOR OFFICE USE                                                By __________________________________________________

                                                                              Signature(s) must be guaranteed by a bank which is a
                                                                              member of the Federal Reserve System, by a broker who
                                                                              is a member of the New York, American, Midwest or
                                                                              Pacific Coast Stock Exchanges, or by a registered
                                                                              representative of Sentry Equity Services, Inc.
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